Exhibit 10.11

VASCUTECH, INC.

1997 Stock Option Plan

ARTICLE I

Purpose of the Plan

The purpose of this Plan is to encourage and enable employees, consultants, directors and others who are in a position to make significant contributions to the success of VASCUTECH, INC. and any of its affiliated corporations upon whose judgment, initiative and efforts the Corporation depends for the successful conduct of its business, to acquire a closer identification of their interests with those of the Corporation by providing them with opportunities to purchase stock in the Corporation pursuant to options granted hereunder, thereby stimulating their efforts on behalf of the Corporation and strengthening their desire to remain involved with the Corporation.

ARTICLE II

Definitions

2.1 “Affiliated Corporation” means any stock corporation of which a majority of the voting common or capital stock is owned directly or indirectly by the Corporation.

2.2 “Award” means an Option granted under Article V.

2.3 “Board” means the Board of Directors of the Corporation.

2.4 “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.5 “Corporation” means Vascutech, Inc., a Massachusetts corporation, or its successor.

2.6 “Employee” means any person who is a regular full-time or part-time employee of the Corporation or an Affiliated Corporation on or after the date of the adoption of this Plan.

2.7 “Option” means an Incentive Stock Option or a Non-Qualified Option granted by the Board under Article V of this Plan in the form of a right to purchase Stock evidenced by an instrument containing such provisions as the Board may establish.

2.8 “Plan” means this 1997 Stock Option Plan.

2.9 “Incentive Stock Option” (“ISO”) means an option which qualifies as an incentive stock option as defined in Section 422A of the Code, as amended.

2.10 “Non-Qualified Option” means any option not intended to qualify as an Incentive Stock Option.

2.11 “Stock” means the Common Stock, $.01 par value, of the Corporation or any successor, including any adjustments in the event of changes in capital structure of the type described in Article IX.

ARTICLE III

Administration of the Plan

3.1 Administration by Board. This Plan shall be administered by the Board of Directors of the Corporation. The Board may, from time to time, delegate any of its functions under this plan to one or more committees. All references in this Plan to the Board shall also include the committee or committees, if one or more have been appointed by the Board. From time to time the Board may increase the size of the committee or committees and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the committee or committees and thereafter directly administer the Plan. No member of the Board or a committee shall be liable for any action or determination made in good faith with respect to the Plan or any options granted under it.

3.2 Powers. The Board of Directors and/or any committee appointed by the Board shall have full and final authority to operate, manage and administer the Plan on behalf of the Corporation. This authority includes, but is not limited to:

(a) The power to grant Awards conditionally or unconditionally,

(b) The power to prescribe the form or forms of the instruments evidencing Awards granted under the Plan,

(c) The power to interpret the Plan,

(d) The power to provide regulations for the operation of the incentive features of the Plan, and otherwise to prescribe and rescind regulations for interpretation, management and administration of the Plan,

(e) The power to delegate responsibility for Plan operation, management and administration on such terms, consistent with the Plan, as the Board may establish,

(f) The power to delegate to other persons the responsibility of performing ministerial acts in furtherance of the Plan’s purpose, and

(g) The power to engage the services of persons, companies, or organizations in furtherance of the Plan’s purpose, including but not limited to, banks, insurance companies, brokerage firms and consultants.

3.3 Additional Powers. In addition, as to each Option to buy Stock of the Corporation, the Board shall have full and final authority in its discretion: (a) to determine the number of shares of Stock subject to each Option; (b) to determine the time or times at which Options will be granted; (c) to determine the option price of the shares of Stock subject to each

Option, which price shall be not less than the minimum price specified in Article V of this Plan; (d) to determine the time or times when each Option shall become exercisable and the duration of the exercise period (including the acceleration of any exercise period), which shall not exceed the maximum period specified in Article V; and (e) to determine whether each Option granted shall be an Incentive Stock Option or a Non-qualified Option.

If the Company grants an Employee any Option or Options which are first exercisable during any one calendar year and the Stock subject to the Option or Options has an aggregate fair market value (determined at the time the Option or Options are granted) of greater than $100,000 (under all stock option plans of the Corporation and any Affiliated Corporation), then only the options to buy the first $100,000 of Stock will be treated as Incentive Stock Options for tax purposes. The remainder will be taxable as Non-Qualified Options; provided, however, that this paragraph shall have no force and effect if its inclusion in the Plan is not necessary for incentive Stock Options issued under the Plan to qualify as such pursuant to Section 422(A)(d) of the Code.

ARTICLE IV

Eligibility

4.1 Eligible Employees. All Employees (including Directors who are Employees) are eligible to be granted Incentive Stock Option and Non-Qualified Option Awards under this Plan.

4.2 Consultants, Directors and other Non-Employees. Any Consultant, Director (whether or not an Employee) and any other Non-Employee is eligible to be granted Non Qualified Option Awards under the Plan.

4.3 Relevant Factors. In selecting individual Employees, Consultants, Directors and other Non-Employees to whom Awards shall be granted, the Board shall weigh such factors as are relevant to accomplish the purpose of the Plan as stated in Article I. An individual who has been granted an Award may be granted one or more additional Awards, if the Board so determines. The granting of an Award to any individual shall neither entitle that individual to, nor disqualify him from, participation in any other grant of Awards.

ARTICLE V

Stock Option Awards

5.1 Number of Shares. Subject to the provisions of Article IX of this Plan, the aggregate number of shares of Stock for which Options may be granted under this Plan shall not exceed 500 shares. The shares to be delivered upon exercise of Options under this Plan shall be made available, at the discretion of the Board, either from authorized but unissued shares or from previously issued and reacquired shares of Stock held by the Corporation as treasury shares, including shares purchased in the open market.

Stock issuable upon exercise of an Option granted under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board of Directors.

5.2 Effect of Expiration, Termination or Surrender. If an Option under this Plan shall expire or terminate unexercised as to any shares covered thereby, or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any invested shares issued pursuant to options under the Plan, such shares shall thereafter be available for the granting of other Options under this Plan.

5.3 Term of Options. The full term of each Option granted hereunder shall be for such period as the Board shall determine. In the case of Incentive Stock Options granted hereunder, the term shall not exceed ten (10) years from the date of granting thereof. Each Option shall be subject to earlier termination as provided in Sections 6.3 and 6.4. Notwithstanding the foregoing, options intended to qualify as “Incentive Stock Options” may not be granted to any employee who at the time such option is granted owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company unless such option is not exercisable after the expiration of five (5) years from the date such option is granted.

5.4 Option Price. The Option price shall be determined by the Board at the time any Option is granted. In the case of Incentive Stock Options, the exercise price shall not be less than 100% of the fair market value of the shares covered thereby at the time the Incentive Stock Option is granted (but in no event less than par value), provided that no Incentive Stock Option shall be granted hereunder to any Employee if at the time of grant the Employee, directly or indirectly, owns Stock possessing more than 10% of the combined voting power of all classes of stock of the Corporation and its Affiliated Corporations unless the Incentive Stock Option price equals not less than 110% of the fair market value of the shares covered thereby at the time the Incentive Stock Option is granted.

In the case of Non-qualified Options, the exercise price shall be the price established by the Board of Directors from time to time.

5.5 Fair Market Value. If, at the time an Option is granted under the Plan, the Corporation’s Stock is publicly traded, “fair market value” shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Stock on the principal national securities exchange on which the Stock is traded, if the Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Stock on the NASDAQ National Market List, if the Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Stock is not reported on the NASDAQ National Market List. However, if the Stock is not publicly traded at the time an Option is granted under the Plan, “fair market value” shall be deemed to be the fair value of the Stock as determined by the Board after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Stock in private transactions negotiated at arm’s length.

5.6 Non-Transferability of Options. No Option granted under this Plan shall be transferable by the grantee otherwise than by will or the laws of descent and distribution, and such Option may be exercised during the grantee’s lifetime only by the grantee.

ARTICLE VI

Exercise of Option

6.1 Exercise. Each Option granted under this Plan shall be exercisable on such date or dates and during such period and for such number of shares as shall be determined pursuant to the provisions of the instrument evidencing such Option. The Board shall have the right to accelerate the date of exercise of any option, provided that, the Board shall not accelerate the exercise date of any Incentive Stock Option granted if such acceleration would violate the annual vesting limitation contained in Section 422A(d) of the Code.

6.2 Notice of Exercise. A person electing to exercise an Option shall give written notice to the Corporation of such election and of the number of shares he or she has elected to purchase and shall at the time of exercise tender the full purchase price of the shares he or she has elected to purchase. The purchase price can be paid partly or completely in shares of the Corporation’s stock valued at Fair Market Value as defined in Section 5.5 hereof. Until such person has been issued a certificate or certificates for the shares so purchased, he or she shall possess no rights of a record holder with respect to any of such shares.

6.3 Option Unaffected by Change in Duties. No Incentive Stock Option (and, unless otherwise determined by the Board of Directors, no Non-Qualified Option granted to a person who is, on the date of the grant, an Employee of the Corporation or an Affiliated Corporation) shall be affected by any change of duties or position of the optionee (including transfer to or from an Affiliated Corporation), so long as he or she continues to be an Employee. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee’s right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Board shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Corporation or any Affiliated Corporation to continue the employment of the optionee after the approved period of absence.

If the optionee shall cease to be an Employee for any reason other than death, such Option shall thereafter be exercisable only to the extent of the purchase rights, if any, which have accrued as of the date of such cessation; provided that (i) the Board may provide in the instrument evidencing any Option that the Board may in its absolute discretion, upon any such cessation of employment, determine (but be under no obligation to determine) that such accrued purchase rights shall be deemed to include additional shares covered by such Option; and (ii) unless the Board shall otherwise provide in the instrument evidencing any Option, upon any such cessation of employment, such remaining rights to purchase shall in any event terminate upon the earlier of (A) the expiration of the original term of the Option; or (B) where such cessation of employment is on account of disability, the expiration of one year from the date of such cessation of employment and, otherwise, the expiration of three months from such date. For purposes of the Plan, the term “disability” shall mean “permanent and total disability” as defined in Section 22(e)(3) of the Code.

6.4 Death of Qptionee. Should an optionee die while in possession of the legal right to exercise an Option or Options under this Plan, such persons as shall have acquired, by will or by the laws of descent and distribution, the right to exercise any Options theretofore granted, may, unless otherwise provided by the Board in any instrument evidencing any Option, exercise such Options at any time prior to one year from the date of death; provided, that such Option or Options shall expire in all events no later than the last day of the original term of such Option; provided, further, that any such exercise shall be limited to the purchase rights which have accrued as of the date when the optionee ceased to be an Employee, whether by death or otherwise, unless the Board provides in the instrument evidencing such Option that, in the discretion of the Board, additional shares covered by such Option may become subject to purchase immediately upon the death of the optionee.

ARTICLE VII

Terms and Conditions of Options

7.1 Options shall be evidenced by instruments (which need not be identical) in such forms as the Board may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Articles 5 and 6 hereof and may contain such other provisions as the Board deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Stock issuable upon exercise of Options. In granting any Non-Qualified Option, the Board may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to Incentive Stock Options, or to such other termination and cancellation provisions as the Board may determine. The Board may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Corporation to execute and deliver such instruments. The proper officers of the Corporation are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

ARTICLE VIII

Benefit Plans

8.1 Awards under the Plan are discretionary and are not a part of regular salary. Awards may not be used in determining the amount of compensation for any purpose under the benefit plans of the Corporation, or an Affiliated Corporation, except as the Board may from time to time expressly provide. Neither the Plan, an Option or any instrument evidencing an Option confers upon any Employee the right to continued employment with the Corporation or an Affiliated Corporation.

ARTICLE IX

Amendment, Suspension or Termination of the Plan

9.1 The Board may suspend the Plan or any part thereof at any time or may terminate the Plan in its entirety. Awards shall not be granted after Plan termination.

9.2 The Board may also amend the Plan from time to time, except that amendments which affect the following subjects must be approved by stockholders of the Corporation:

(a) Except as provided in Article X relative to capital changes, the number of shares as to which Options may be granted pursuant to Article V;

(b) The maximum term of Options granted;

(c) The minimum price at which Options may be granted;

(d) The term of the Plan; and

(e) The requirements as to eligibility for participation in the Plan.

9.3 Awards granted prior to suspension or termination of the Plan may not be canceled solely because of such suspension or termination, except with the consent of the grantee of the Award.

ARTICLE X

Changes in Capital Structure

10.1 The instruments evidencing Options granted hereunder shall be subject to adjustment in the event of changes in the outstanding Stock of the Corporation by reason of Stock dividends, Stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of an Award to the same extent as would affect an actual share of Stock issued and outstanding on the effective date of such change. Such adjustment to outstanding Options shall be made without change in the total price applicable to the unexercised portion of such options, and a corresponding adjustment in the applicable option price per share shall be made. In the event of any such change, the aggregate number and classes of shares for which Options may thereafter be granted under Section 5.1 of this Plan may be appropriately adjusted as determined by the Board so as to reflect such change.

10.2 Notwithstanding the foregoing, any adjustments made pursuant to this Article X with respect to Incentive Stock Options shall be made only after the Board, after consulting with counsel for the Corporation, determines whether such adjustments would constitute a “modification” of such Incentive Stock Options (as that term is defined in Section 425 of the Code) or would cause any adverse tax consequences for the holders of such Incentive Stock Options. If the Board determines that such adjustments made with respect to Incentive Stock Options would constitute a modification of such Incentive Stock Options, it may refrain from making such adjustments.

10.3 In the event of the proposed dissolution or liquidation of the Corporation, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Board.

10.4 Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Corporation.

10.5 No fractional shares shall be issued under the Plan and the optionee shall receive from the Corporation cash in lieu of such fractional shares.

ARTICLE XI

Effective Date and Term of the Plan

11.1 The Plan shall become effective on June 2, 1997. The Plan shall continue until such time as it may be terminated by action of the Board; provided, however, that no Options may be granted under this Plan on or after the tenth anniversary of the effective date hereof.

ARTICLE XII

Conversion of ISOs into Non-Qualified Options; Termination of ISOs

12.1 The Board, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee’s Incentive Stock Options, that have not been exercised on the date of conversion, into Non-Qualified Options at any time prior to the expiration of such Incentive Stock Options, regardless of whether the optionee is an employee of the Corporation or an Affiliated Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of such Options. At the time of such conversion, the Board (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Board in its discretion may determine, provided that such conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee’s incentive Stock Options converted into Non-Qualified Options, and no such conversion shall occur until and unless the Board takes appropriate action. The Board, with the consent of the optionee, may also terminate any portion of any Incentive Stock Option that has not been exercised at the time of such termination.

ARTICLE XIII

Application of Funds

13.1 The proceeds received by the Corporation from the sale of shares pursuant to Options granted under the Plan shall be used for general corporate purposes.

ARTICLE XIV

Governmental Regulation

14.1 The Corporation’s obligation to sell and deliver shares of Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

ARTICLE XV

Withholding of Additional Income Taxes

15.1 Upon the exercise of a Non-Qualified Option or the making of a Disqualifying Disposition (as defined in Article XVI) the Corporation, in accordance with Section 3402(a) of the Code, may require the optionee to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person’s gross income. The Board in its discretion may condition the exercise of an Option on the payment of such additional withholding taxes.

ARTICLE XVI

Notice to Company of Disqualifying Disposition

16.1 Each Employee who receives an Incentive Stock Option must agree to notify the Corporation in writing immediately after the employee makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option. A Disqualifying Disposition is any disposition (including any sale) of such Stock before the later of (a) two years after the date the Employee was granted the Incentive Stock Option or (b) one year after the date the Employee acquired Stock by exercising the Incentive Stock Option. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

ARTICLE XVII

Governing Law; Construction

17.1 The validity and construction of the Plan and the instruments evidencing Options shall be governed by the laws of the Commonwealth of Massachusetts. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

FORM OF 1997 STOCK OPTION PLAN INCENTIVE STOCK OPTION AGREEMENT

VASCUTECH, INC. 1997 STOCK OPTION PLAN

INCENTIVE STOCK OPTION AGREEMENT

THIS AGREEMENT, dated as of this              day of                      ,              (the “Agreement”), is entered into by and between VASCUTECH, INC. (the “Company”), and                                                           (the “Optionee”).

1. Grant of Option. Pursuant to the provisions of the Vascutech, Inc. 1997 Stock Option Plan (the “Plan”), the Company hereby grants to the Optionee, subject to the applicable terms, definitions and conditions of the Plan which are incorporated herein by reference, and subject further to the terms and conditions herein set forth, the right and option to purchase from the Company an aggregate of              shares (the “Stock”) of common stock of the Company, no par value per share (the “Common Stock”), at the purchase price of $              per share, such price being in excess of the fair market value of a share of Stock on the date hereof (the “Date of Grant”). This option is intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code (the “Code”).

2. Exercise of Option. This option shall become vested and exerciseable with respect to the following number of shares of Stock at the expiration of the following periods: ____________________________

After the options are vested and subject to exercise in accordance with the above schedule, Optionee may exercise his option with respect to those shares in whole or in part in accordance with the Plan at any time or times prior to the expiration date referenced in Sections 3, 4, and 5 hereof.

If at the time that the option becomes first exercisable in accordance with the above schedule, the aggregate fair market value (determined at the time of the grant) of option shares with respect to which incentive stock options are first exercisable during any calendar year under the Plan and all other stock option plans of the Company and its Affiliated Corporations (as defined in the Plan) exceeds $100,000.00, then the option shall be treated in part as an incentive stock option and in part as a non-qualified stock option under the Code, and the Company may designate the shares of stock that are to be treated as stock acquired pursuant to the exercise of an incentive stock option by issuing a separate certificate for such shares and identifying the certificate as incentive stock option shares in the stock transfer records of the Company.

3. Expiration Date. No portion of this option may be exercised more than ten (10) years from the Date of Grant specified in Section 1 hereof, and this option shall expire at the end of such ten (10) year period or such earlier period as may be set forth in this Agreement or the Plan.

4. Termination of Employment. If the Optionee shall cease to be an employee of the Company for any reason other than death, this option shall thereafter be exercisable only to the extent of the purchase rights, if any, which have accrued as of the date of such cessation; provided that (i) the Board of Directors of the Company (the “Board”) may in its absolute discretion, upon any such cessation of employment, determine (but be under no obligation to determine) that such accrued purchase rights shall be deemed to include additional shares covered by this option; and (ii) unless otherwise determined by the Board, upon any such cessation of employment, such remaining rights to purchase shall in any event terminate upon the earlier of (A) the expiration of the original term of this option; or (B) where such cessation of employment is on account of disability, the expiration of sixty (60) days from the date of such cessation of employment and, otherwise, the expiration of thirty (30) days from such date. For purposes of this Agreement, the term “disability” shall mean “permanent and total disability” as defined in Section 22(e)(3) of the Code.

5. Death of Optionee. Should the Optionee die while in possession of the legal right to exercise this option, such persons as shall have acquired, by will or by the laws of descent and distribution, the right to exercise this option may exercise such option at any time prior to one (1) year from the date of death; provided, that this option shall expire in all events no later than the last day of the original term of this option; provided, further, that any such exercise shall be limited to the purchase rights which have accrued as of the date when the Optionee ceased to be an employee of the Company, whether by death or otherwise, unless in the sole discretion of the Board, additional shares covered by this option may become subject to purchase immediately upon the death of the Optionee.

6. Method of Exercise. This option shall be exercisable by a written notice in substantially the form of Exhibit A attached hereto which shall:

(i)	State the election to exercise the option, the number of shares of Stock with respect to which it is being exercised, and the person in whose name the stock certificate or certificates for such shares of Stock is to be registered, with his address and Social Security Number (or if more than one, the names, addresses and Social Security Numbers of such persons);

(ii)	Be signed by the person or persons entitled to exercise the option and, if the option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the option;

(iii)	Be delivered in person or by registered or certified mail to the Treasurer of the Company; and

(iv)	Be accompanied by signed written instructions acceptable to the Company in the event that Optionee desires the Company to deliver the Stock to Optionee’s broker or to any party other than Optionee.

Such notice shall be accompanied by payment of the full purchase price of the shares of Stock with respect to which the option is being exercised. Payment shall be by certified or bank cashier’s check, or by the surrender and delivery to the Company of certificates representing shares of its Common Stock duly endorsed for transfer, which may be effected in accordance with Section 6.2 of the Plan, or by a combination of such methods of payment

7. Non-transferability of Option. This option may not be transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

8. Adjustments upon Recapitalization. The shares of the Company’s stock which are the subject of this option shall be subject to adjustment in the event of changes in the capital structure of the Company, as provided in Article X of the Plan.

9. Dissolution. In the event of the proposed dissolution or liquidation of the Company, this option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Board.

10. No Rights as Stockholder. Optionee shall have no rights as a stockholder with respect to any shares of Stock subject to this option prior to the date of issuance to him of a certificate or certificates for such shares.

11. No Right to Continued Employment. This option shall not confer upon Optionee any right with respect to continuance of employment by the Company or any Affiliated Corporation, nor shall it interfere in any way with the right of Optionee’s employer to terminate Optionee’s employment at any time.

12. Compliance With Law and Regulations. This option and the obligation of the Company to sell and deliver shares hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to the completion of any registration or qualification of such shares under any federal or state law, or any rule or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

Moreover, this option may not be exercised if its exercise, or the receipt of shares of Stock pursuant thereto, would be contrary to applicable law.

13. Optionee Bound by Plan. Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the applicable terms and provisions thereof.

14. Optionee Bound by Stock Restriction Agreement. Each of the parties hereto acknowledges and agrees that the Stock issued in connection with this option shall be subject to all of the terms, conditions, and restrictions of that certain Stock Restriction Agreement, of even date hereof (the “Stock Restriction Agreement”), between the Company and Optionee, and that said shares of Stock shall be treated as if such shares were “Vested Shares of Restricted Stock,” as defined in the Stock Restriction Agreement.

15. Execution of Stockholder’s Agreement. As a condition to the exercise of an option hereunder, if requested Optionee agrees to execute and shall execute any stockholder’s agreement that may be in force at the time of exercise with respect to outstanding shares of Stock.

16. Counterparts. This Agreement has been executed in two counterparts, each of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its President, Vice-President or Treasurer and Optionee has executed this Agreement, both as of the day and year first above written.

VASCUTECH, INC.

___________________________________________________	By:	_______________________________________________
Witness		, President and Chief Executive Officer

___________________________________________________		_______________________________________________
Witness		, Optionee

SCHEDULE 1 – NOTATIONS AS TO EXERCISE

Date of Exercise	Number of Shares Subject To Exercise	Number of Purchased Shares	Balance of Shares Subject To Exercise	Authorized Signature and Date

EXHIBIT A

VASCUTECH, INC. 1997 STOCK OPTION

INCENTIVE OPTION EXERCISE FORM

Date

Treasurer

Vascutech, Inc.

Dear Sir:

The undersigned elects to exercise his option to purchase ____________ shares of common stock of Vascutech, Inc. (the “Stock” and the “Company” respectively) under and pursuant to the Incentive Stock Option Agreement dated __________, 199_ between the Company and the undersigned and the Company’s 1997 Stock Option Plan.

Option Price: $_______________

Payment Options (select one or both)

____ (a)	Delivered herewith is a certified or bank cashier’s check or certificates representing shares of Stock (duly endorsed for transfer or accompanied by a duly executed assignment), or a combination of both, having a fair market value equivalent to, or when combined with payment submitted under Payment Option (b) equivalent to, the option price.

____ (b)	The undersigned hereby agrees to and authorizes the surrender and delivery to the Company of certificates representing shares of Stock duly endorsed for transfer, which may be effected by means of a duly executed assignment delivered herewith, transferring to the Company shares of Stock being acquired through the exercise of this option and having a fair market value equivalent to, or when combined with payment submitted under Payment Option (a) equivalent to, the option price.

The name or names to be on the stock certificate or certificates and the address and Social Security number of such person(s) are as follows:

Name:

Address:

Social Security Number:

The undersigned hereby acknowledges and agrees that all of the Stock being purchased hereunder is being acquired pursuant to the terms and provisions of said Incentive Stock Option Agreement and the applicable terms and provisions of said Stock Option Plan.

Optionee

FORM OF 1997 STOCK OPTION PLAN NON-QUALIFIED STOCK OPTION AGREEMENT

VASCUTECH, INC. 1997 STOCK OPTION PLAN

NON-QUALIFIED STOCK OPTION AGREEMENT

THIS AGREEMENT, dated as of this              day of                         ,              (the “Agreement”), is entered into by and between VASCUTECH, INC. (the “Company”), and                                               (the “Optionee”).

1. Grant of Option. Pursuant to the provisions of the Vascutech, Inc. 1997 Stock Option Plan (the “Plan”), on the date hereof (the “Date of Grant”), the Company hereby grants to the Optionee, subject to the applicable terms, definitions and conditions of the Plan which are incorporated herein by reference, and subject further to the terms and conditions herein set forth, the right and option to purchase from the Company an aggregate of              shares (the “Stock”) of common stock of the Company, no par value per share (the “Common Stock”), at the purchase price of                          per share. This option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code (the “Code”).

2. Exercise of Option. This option shall become vested and exerciseable with respect to the following number of shares of Stock at the expiration of the following periods:

After the options are vested and subject to exercise in accordance with the above schedule, Optionee may exercise his option with respect to those shares in whole or in part in accordance with the Plan at any time or times prior to the expiration date referenced in Sections 3, 4 and 5 hereof.

3. Expiration Date. No portion of this option may be exercised more than then (10) years from the Date of Grant specified in Section 1 hereof, and this option shall expire at the end of such ten (10) year period or such earlier period as may be set forth in this Agreement or the Plan.

4. Termination of Membership on Scientific Advisory Board. If the Optionee ceases to be a member of the Company’s Scientific Advisory Board (the “Advisory Board”)

for any reason other than death, this option shall thereafter be exercisable only to the extent of the purchase rights, if any, which have accrued as of the date of such cessation. Optionee acknowledges that membership on the Advisory Board shall be within the sole discretion of the Board of Directors of the Company. This option shall not confer upon Optionee any right with respect to continued membership on the Advisory Board, nor shall it interfere in any way with the right of the Company to remove him from the Advisory Board at any time.

5. Death of Optionee. Should the Optionee die while in possession of the legal right to exercise this option, such persons as shall have acquired, by will or by the laws of descent and distribution, the right to exercise this option, may exercise such option at any time prior to one (1) year from the date of death; provided, that this option shall expire in all events no later than the last day of the original term of this option; provided, further, that any such exercise shall be limited to the purchase rights which have accrued as of the date of the Optionee’s death, unless in the sole discretion of the Board of Directors of the Company (the “Board”), additional shares covered by this option may become subject to purchase immediately upon the death of the Optionee.

6. Method of Exercise. This option shall be exerciseable by a written notice in substantially the form of Exhibit A attached hereto which shall:

(i)	State the election to exercise the option, the number of shares of Stock with respect to which it is being exercised, and the person in whose name the stock certificate or certificates for such shares of Stock is to be registered, with his address and Social Security Number (or if more than one, the names, addresses and Social Security Numbers of such persons);

(ii)	Be signed by the person or persons entitled to exercise the option and, if the option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the option;

(iii)	Be delivered in person or by registered or certified mail to the Treasurer of the Company; and

(iv)	Be accompanied by signed written instructions acceptable to the Company in the event that Optionee desires the Company to deliver the Stock to Optionee’s broker or to any party other than Optionee.

Such notice shall be accompanied by payment of the full purchase price of the shares of Stock with respect to which the option is being exercised. Payment shall be by certified or bank cashier’s check, or by the surrender and delivery to the Company of certificates representing shares of its Common Stock duly endorsed for transfer, which may be effected in accordance with Section 6.2 of the Plan, or by a combination of such methods of payment.

7. Non-transferability of Option. This option may not be transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

8. Adjustments upon Recapitalization. The shares of the Company’s stock which are the subject of this option shall be subject to adjustment in the event of changes in the capital structure of the Company, as provided in Article X of the Plan.

9. Dissolution. In the event of the proposed dissolution or liquidation of the Company, this option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Board.

10. No Rights as Stockholder. Optionee shall have no rights as a stockholder with respect to any shares of Stock subject to this option prior to the date of issuance to him of a certificate or certificates for such shares.

11. Compliance with Law and Regulations. This option and the obligation of the Company to sell and deliver shares hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to the completion of any registration or qualification of such shares under any federal or state law, or any rule or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Moreover, this option may not be exercised if its exercise, or the receipt of shares of Stock pursuant thereto, would be contrary to applicable law.

12. Optionee Bound by Plan. Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the applicable terms and provisions thereof.

13. Optionee Bound by Stock Restriction Agreement. Each of the parties hereto acknowledges and agrees that the Stock issued in connection with this option shall be subject to all of the terms, conditions, and restrictions of that certain Stock Restriction Agreement, of even date herewith (the “Stock Restriction Agreement”), between Company and Optionee.

14. Execution of Stockholder’s Agreement. As a condition to the exercise of an option hereunder, if requested Optionee agrees to execute and shall execute any stockholder’s agreement that may be in force at the time of exercise with respect to outstanding shares of Stock.

15. Counterparts. This Agreement has been executed in two counterparts, each of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its President, Vice-President or Treasurer and Optionee has executed this Agreement, both as of the day and year first above written.

VASCUTECH, INC.

By:
Witness		,

Witness	, Optionee

SCHEDULE 1 — NOTATIONS AS TO EXERCISE

Date of Exercise	Number of Shares Subject To Exercise	Number of Purchased Shares	Balance of Shares Subject To Exercise	Authorized Signature and Date